UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 8, 2007

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices) (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 8, 2007, NovaDel Pharma Inc., a Delaware corporation (the “Company”), issued a press release to announce that the Company would present at the Cowen and Company 27th Annual Health Care Conference on March 15, 2007, in Boston, Massachusetts. Dr. Jan Egberts, the Company’s President and Chief Executive Officer, will present a corporate overview describing the Company, including an update on the Company’s product pipeline. A copy of the Corporate Presentation which is the basis of Dr. Egberts’ March 15, 2007 presentation is attached hereto as Exhibit 99.1 and the full text of the press release is attached hereto as Exhibit 99.2. The Corporate Presentation is available on the Company’s website at www.novadel.com.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

In the Company’s Corporate Presentation, the Company is updating the number of patents issued from 61 to 62, noting that the Company was notified of the issuance of a Canadian patent. Canadian Patent No. 2,251,564 covers the use of a pharmacologically active compound selected from the group consisting of non-steroidal anti-inflammatories, anti-histamines, steroid hormones, benzo-diazepams, and anti-depressants for the preparation of a buccal aerosol pump spray composition that would be absorbed through the oral mucosa in a polar solvent. This patent complements Canadian patents issued to the Company in December and March of 2006 that covered the use of a non-polar solvent. The Company’s patent portfolio includes eight patents which have been issued in the U.S. and 54 patents which have been issued outside of the U.S. Additionally, the Company has over 80 patents pending around the world.

The Company will also discuss its plans for the use of a different formulation for ZensanaTM in markets outside of North America and will discuss the New Drug Application, or NDA, filing for “Middle of the Night” dosing in 2008 for its zolpidem product candidate.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Corporate Presentation which is the basis of presentation at March 15, 2007 Cowen and Company 27th Annual Health
Care Conference.
99.2	Press release dated March 8, 2007, titled “NovaDel Pharma to Present at Cowen and Company 27th Annual Health Care
Conference.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By	/s/ Michael E. Spicer

Name	Michael E. Spicer
Title	Chief Financial Officer
and Corporate Secretary

Date: March 14, 2007